UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2014

Date of reporting period: December 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein International Discovery Equity Portfolio

December 31, 2013

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 6, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Discovery Equity Portfolio (the “Fund”), for the semi-annual reporting period ended December 31, 2013.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in a diversified portfolio of equity securities of small- and mid-capitalization non-U.S. companies. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., the “Adviser”) in securities of non-U.S. companies. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

The Fund may invest in securities issued by non-U.S. companies in any industry sector and country. The Adviser employs a “bottom-up” investment process that focuses on a company’s prospective earnings growth, valuation and quality of management. The Fund does not target particular country or sector weightings. The percentage of the Fund’s assets invested in securities of companies in a particular country or industry sector (or denominated in a particular currency) varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company, regardless of general business conditions or movements of the market as a whole. The Fund invests in both developed and emerging market countries and, at times, may invest significantly in emerging markets.

The Fund may invest in any company and in any type of equity security, listed or unlisted, with the potential for capital appreciation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities.

The Fund may invest in established companies and also in new and less-seasoned companies. The Fund’s investments in companies with smaller capitalizations may offer more reward but may also entail greater risk than is generally true of larger, more established companies.

The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	1

separately. The Adviser may seek to hedge the currency exposure resulting from the Fund’s securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-U.S. Small and Mid-Cap (“SMID”) (unhedged, net).

For the six-month period, all share classes of the Fund underperformed the benchmark. Both sector and secu-

rity selection detracted from performance. Detracting from returns was an overweight position in the consumer staples sector and security selection in the consumer staples and industrial sectors. From a sector point of view, the Fund’s overweight position in the consumer discretionary sector and underweight position in the energy sector contributed to performance. At the stock level, security selection in the consumer discretionary and information technology sectors contributed to performance.

For the 12-month period, all share classes of the Fund outperformed the benchmark. Sector selection detracted from performance while security selection added to performance. From a sector point of view, an underweight position in the materials and energy sectors contributed to performance. At the stock level, security selection in the consumer discretionary and financials sectors contributed to performance. Detracting from returns was an overweight position and security selection in the consumer staples sectors. An overweight position in emerging markets was a key detractor for the 12-month period.

The Fund did not utilize derivatives during either the six- or 12-month periods.

Market Review and Investment Strategy

The extreme disparity of performance between developed markets and emerging markets challenged the Fund’s “bottom up” stock selection process during the reporting period. Emerging markets came under pressure due to slowdowns in the growth of key economies like China and the

2	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

controversy related to the U.S. Federal Reserve’s quantitative easing tapering and its potential effect on markets. During both periods, the Fund also experienced significant volatility in emerging market currencies, which indirectly affected the Fund’s performance. Although the emerging market region has come under significant pressure, the Fund remained focused on leading companies within emerging markets that have the potential for fundamental outperformance, earnings sustainability and improving returns. During the 12-month period, Europe and Japan were the strongest performing international markets in U.S. dollar terms. The European market was primarily driven by initial signs of an improving economic environment. In Europe, the Fund’s strong stock selection more than offset the impact of an underweight in the region. In Japan, the market rallied on the back of aggressive stimulus from the Bank of Japan. The impact of the Fund’s underweight in Japan was partially offset by the currency effect from the weakening yen.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI ACWI ex-U.S. SMID (unhedged, net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI ex-U.S. SMID (unhedged, net) consists of securities across global markets excluding the U.S., including emerging markets and represents the small- and mid-capitalization of each market. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous price. The Fund invests in unlisted securities and synthetic foreign equity securities, which may have greater liquidity risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein International Discovery Equity Portfolio
Class A	13.82%	19.72%

Class C	13.36%	18.89%

Advisor Class†	14.04%	20.14%

Class R†	13.66%	19.43%

Class K†	13.78%	19.67%

Class I†	14.02%	20.04%

MSCI ACWI ex-U.S. SMID (unhedged, net)	15.90%	17.79%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	19.72%	14.65%
3 Years	6.35%	4.84%
Since Inception*	7.49%	6.05%

Class C Shares
1 Year	18.89%	17.89%
3 Years	5.63%	5.63%
Since Inception*	6.77%	6.77%

Advisor Class Shares**
1 Year	20.14%	20.14%
3 Years	6.68%	6.68%
Since Inception*	7.84%	7.84%

Class R Shares**
1 Year	19.43%	19.43%
3 Years	6.12%	6.12%
Since Inception*	7.27%	7.27%

Class K Shares**
1 Year	19.67%	19.67%
3 Years	6.38%	6.38%
Since Inception*	7.53%	7.53%

Class I Shares**
1 Year	20.04%	20.04%
3 Years	6.67%	6.67%
Since Inception*	7.83%	7.83%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 5.14%, 5.99%, 4.89%, 5.02%, 4.76% and 4.50% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through November 1, 2014. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 10/26/2010.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	14.65%
3 Years	4.84%
Since Inception*	6.05%

Class C Shares
1 Year	17.89%
3 Years	5.63%
Since Inception*	6.77%

Advisor Class Shares**
1 Year	20.14%
3 Years	6.68%
Since Inception*	7.84%

Class R Shares**
1 Year	19.43%
3 Years	6.12%
Since Inception*	7.27%

Class K Shares**
1 Year	19.67%
3 Years	6.38%
Since Inception*	7.53%

Class I Shares**
1 Year	20.04%
3 Years	6.67%
Since Inception*	7.83%

*	Inception date: 10/26/2010.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,138.20	$8.35	1.55%
Hypothetical**	$1,000	$1,017.39	$7.88	1.55%
Class C
Actual	$1,000	$1,133.60	$12.10	2.25%
Hypothetical**	$1,000	$1,013.86	$11.42	2.25%
Advisor Class
Actual	$1,000	$1,140.40	$6.74	1.25%
Hypothetical**	$1,000	$1,018.90	$6.36	1.25%
Class R
Actual	$1,000	$1,136.60	$9.42	1.75%
Hypothetical**	$1,000	$1,016.38	$8.89	1.75%
Class K
Actual	$1,000	$1,137.80	$8.08	1.50%
Hypothetical**	$1,000	$1,017.64	$7.63	1.50%
Class I
Actual	$1,000	$1,140.20	$6.74	1.25%
Hypothetical**	$1,000	$1,018.90	$6.36	1.25%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

December 31, 2013

PORTFOLIO STATISTICS

Net Assets ($mil): $15.1

*	All data are as of December 31, 2013. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.7% or less in the following countries: Austria, Brazil, Denmark, Georgia, Greece, Hong Kong, India, Indonesia, Ireland, Nigeria, Philippines, Poland, Qatar, Russia, Singapore, Spain, Switzerland, Thailand, Turkey, Ukraine and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

December 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Sports Direct International PLC	$251,553	1.7%
Banca Generali SpA	226,225	1.5
Rinnai Corp.	218,143	1.4
Nachi-Fujikoshi Corp.	214,653	1.4
National Express Group PLC	207,397	1.4
Kansai Paint Co., Ltd.	207,031	1.4
Dollarama, Inc.	204,696	1.3
Howden Joinery Group PLC	200,718	1.3
Kingspan Group PLC	193,685	1.3
Tsuruha Holdings, Inc.	192,820	1.3
	$2,116,921	14.0%

*	Long-term investments.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 91.5%
Consumer Discretionary – 24.0%
Auto Components – 2.6%
Halla Visteon Climate Control Corp.(a)	2,070	$76,199
Linamar Corp.	3,850	160,162
TS Tech Co., Ltd.	4,600	155,254

		391,615

Distributors – 1.2%
Inchcape PLC	17,830	182,077

Hotels, Restaurants & Leisure – 2.0%
Flight Centre Travel Group Ltd.	3,010	128,193
Merlin Entertainments PLC(a)	28,668	169,715

		297,908

Household Durables – 3.3%
Berkeley Group Holdings PLC	3,310	145,932
Rinnai Corp.	2,800	218,143
Techtronic Industries Co.	48,500	138,457

		502,532

Internet & Catalog Retail – 0.6%
Qunar Cayman Islands Ltd. (ADR)(a)	3,248	86,169

Leisure Equipment & Products – 0.4%
Merida Industry Co., Ltd.	8,000	58,115

Media – 2.8%
Havas SA	16,630	137,070
Mediaset Espana Comunicacion SA(a)	6,850	79,142
Metropole Television SA	6,620	151,611
VGI Global Media PCL	201,832	60,193

		428,016

Multiline Retail – 1.9%
Dollarama, Inc.	2,465	204,696
Hyundai Department Store Co., Ltd.(a)	590	90,217

		294,913

Specialty Retail – 7.2%
Howden Joinery Group PLC	35,080	200,718
JUMBO SA(a)	7,550	120,385
Komeri Co., Ltd.(b)	3,700	94,513
Mr. Price Group Ltd.	8,450	132,071
Sports Direct International PLC(a)	21,190	251,553
Super Retail Group Ltd.	9,200	109,377
United Arrows Ltd.	4,700	175,874

		1,084,491

Textiles, Apparel & Luxury Goods – 2.0%
Brunello Cucinelli SpA	3,997	142,096
Eclat Textile Co., Ltd.	14,320	161,696

		303,792

		3,629,628

12	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 16.6%
Capital Markets – 5.1%
3i Group PLC	28,260	$180,580
Ashmore Group PLC	18,070	120,372
Banca Generali SpA	7,310	226,225
GAM Holding AG(a)	6,970	135,709
Intermediate Capital Group PLC	15,110	105,355

		768,241

Commercial Banks – 1.2%
Bank of Georgia Holdings PLC	4,750	188,451

Consumer Finance – 1.8%
Aeon Thana Sinsap Thailand PCL	27,400	78,381
Aeon Thana Sinsap Thailand PCL (NVDR)	2,000	5,734
Credito Real SAB de CV	68,080	104,598
International Personal Finance PLC	10,290	85,123

		273,836

Diversified Financial Services – 2.9%
Chailease Holding Co., Ltd.	31,900	84,241
Challenger Ltd./Australia	26,470	147,009
Intercorp Financial Services, Inc.(c)	2,530	78,430
Warsaw Stock Exchange	9,710	133,069

		442,749

Insurance – 0.5%
Anadolu Hayat Emeklilik AS	30,258	74,126

Real Estate Investment Trusts (REITs) – 1.0%
Concentradora Fibra Hotelera Mexicana SA de CV	48,810	78,132
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	72,340	70,441

		148,573

Real Estate Management & Development – 2.9%
Aliansce Shopping Centers SA	9,800	75,711
Countrywide PLC	15,807	155,745
NTT Urban Development Corp.	9,100	104,896
Quintain Estates & Development PLC(a)	61,940	96,928

		433,280

Thrifts & Mortgage Finance – 1.2%
Paragon Group of Cos. PLC	29,020	178,522

		2,507,778

Industrials – 16.0%
Building Products – 1.7%
Kingspan Group PLC	10,830	193,685
Tarkett SA(a)	1,641	64,384

		258,069

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 2.0%
China State Construction International Holdings Ltd.	78,000	$140,397
Grana y Montero SA	26,800	114,035
Sino-Thai Engineering & Construction PCL	105,230	42,271

		296,703

Machinery – 7.9%
Andritz AG	2,250	141,005
Hiwin Technologies Corp.	5,630	47,577
IHI Corp.	32,000	138,388
Krones AG	1,650	141,839
KUKA AG	2,890	135,634
Melrose Industries PLC	32,480	164,782
Nabtesco Corp.	4,900	113,086
Nachi-Fujikoshi Corp.	38,000	214,653
Pfeiffer Vacuum Technology AG	730	99,378

		1,196,342

Professional Services – 0.4%
DKSH Holding AG	800	62,238

Road & Rail – 1.9%
Localiza Rent a Car SA	5,418	76,427
National Express Group PLC	45,436	207,397

		283,824

Trading Companies & Distributors – 1.4%
Barloworld Ltd.	11,360	108,382
Rexel SA	4,000	104,974

		213,356

Transportation Infrastructure – 0.7%
OHL Mexico SAB de CV(a)(b)	43,800	111,609

		2,422,141

Consumer Staples – 10.9%
Beverages – 0.9%
Davide Campari-Milano SpA	15,350	128,166

Food & Staples Retailing – 5.3%
Brasil Pharma SA(a)	12,100	34,670
Clicks Group Ltd.	13,920	83,321
Eurocash SA	5,060	79,988
FamilyMart Co., Ltd.	3,600	164,471
GS Retail Co., Ltd.(a)	3,860	102,494
MARR SpA	8,940	148,374
Tsuruha Holdings, Inc.	2,100	192,820

		806,138

Food Products – 4.3%
Alicorp SAA	22,530	70,449
Del Monte Pacific Ltd.(b)	116,000	56,208
Devro PLC	17,790	84,843
Mayora Indah Tbk PT	33,833	72,458

14	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

MHP SA (GDR)(c)	4,220	$71,951
Minerva SA/Brazil(a)	14,900	72,629
Standard Foods Corp.	29,100	90,974
Wei Chuan Foods Corp.	77,000	135,605

		655,117

Household Products – 0.4%
Pigeon Corp.	1,200	58,200

		1,647,621

Information Technology – 9.8%
Electronic Equipment, Instruments & Components – 1.4%
Anritsu Corp.	11,500	126,727
Largan Precision Co., Ltd.	2,000	81,745

		208,472

Internet Software & Services – 1.9%
Mail.ru Group Ltd. (GDR)(c)	3,470	154,762
SINA Corp./China(a)	1,630	137,328

		292,090

IT Services – 3.7%
Alten SA	3,100	140,746
Computacenter PLC	12,076	127,826
Itochu Techno-Solutions Corp.(b)	4,200	170,240
Wirecard AG	3,000	118,747

		557,559

Semiconductors & Semiconductor Equipment – 0.9%
Hermes Microvision, Inc.	4,000	130,257

Software – 1.9%
GameLoft SE(a)	15,270	172,047
SDL PLC	18,560	110,457

		282,504

		1,470,882

Health Care – 5.0%
Biotechnology – 0.5%
Taiwan Liposome Co., Ltd.(a)	7,000	81,279

Health Care Equipment & Supplies – 2.7%
Ansell Ltd.	5,120	94,496
Draegerwerk AG & Co. KGaA (Preference Shares)	1,270	166,113
Ginko International Co., Ltd.	8,000	151,111

		411,720

Life Sciences Tools & Services – 1.2%
Eurofins Scientific SE	640	173,223

Pharmaceuticals – 0.6%
Kalbe Farma Tbk PT	835,500	86,058

		752,280

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 3.8%
Chemicals – 3.3%
Chr Hansen Holding A/S	3,260	$129,228
Fuchs Petrolub SE (Preference Shares)	1,740	170,461
Kansai Paint Co., Ltd.	14,000	207,031

		506,720

Construction Materials – 0.5%
Cementos Pacasmayo SAA	30,880	70,114

		576,834

Energy – 3.2%
Oil, Gas & Consumable Fuels – 3.2%
Africa Oil Corp.(a)	10,330	89,538
Genel Energy PLC(a)	7,370	131,231
Gran Tierra Energy, Inc.(a)	11,980	87,404
KrisEnergy Ltd.(a)	108,950	108,561
Ophir Energy PLC(a)	11,494	62,419

		479,153

Utilities – 2.2%
Electric Utilities – 0.6%
Emera, Inc.	3,140	90,365

Gas Utilities – 1.6%
Enagas SA	4,460	116,503
ENN Energy Holdings Ltd.	16,000	118,789

		235,292

		325,657

Total Common Stocks (cost $11,316,723)		13,811,974

WARRANTS – 3.8%
Financials – 1.4%
Commercial Banks – 0.6%
Commercial Bank of Qatar QSC (The), Deutsche Bank AG London, expiring 5/26/17(a)	4,790	93,137

Diversified Financial Services – 0.8%
First Bank of Nigeria PLC, Citigroup Global Markets Holding, Inc., expiring 4/29/14(a)	1,100,410	112,175

		205,312

Industrials – 0.9%
Construction & Engineering – 0.3%
IRB Infrastructure Developers Ltd., Merrill Lynch Intl & Co., expiring 1/25/16(a)	36,300	54,370

Transportation Infrastructure – 0.6%
Adani Ports and Special Economic Zone, Merrill Lynch Intl & Co., expiring 11/07/18(a)	34,140	85,757

		140,127

Utilities – 0.8%
Multi-Utilities – 0.8%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(a)(c)	2,280	113,900

16	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 0.7%
Pharmaceuticals – 0.7%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(c)	7,320	$107,577

Total Warrants (cost $527,651)		566,916

INVESTMENT COMPANIES – 0.7%
Funds and Investment Trusts – 0.7%
iShares MSCI Japan Small-Cap ETF (cost $109,469)	2,040	110,723

SHORT-TERM INVESTMENTS – 3.5%
Investment Companies – 3.5%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.08%(d) (cost $530,864)	530,864	530,864

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $12,484,707)		15,020,477

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.4%
Investment Companies – 1.4%
AllianceBernstein Exchange Reserves – Class I, 0.07%(d) (cost $214,003)	214,003	214,003

Total Investments – 100.9% (cost $12,698,710)		15,234,480
Other assets less liabilities – (0.9)%		(130,164)

Net Assets – 100.0%		$15,104,316

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the aggregate market value of these securities amounted to $526,620 or 3.5% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

NVDR – Non Voting Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $11,953,843)	$14,489,613 (a)
Affiliated issuers (cost $744,867 — including investment of cash collateral for securities loaned of $214,003)	744,867
Foreign currencies, at value (cost $114,989)	115,080
Receivable for capital stock sold	22,492
Dividends and interest receivable	17,403
Receivable due from Adviser	16,911

Total assets	15,406,366

Liabilities
Payable for collateral received on securities loaned	214,003
Payable for investment securities purchased	30,492
Audit fee payable	28,493
Transfer Agent fee payable	1,569
Distribution fee payable	676
Accrued expenses and other liabilities	26,817

Total liabilities	302,050

Net Assets	$15,104,316

Composition of Net Assets
Capital stock, at par	$2,484
Additional paid-in capital	12,795,332
Distributions in excess of net investment income	(127,412)
Accumulated net realized loss on investment and foreign currency transactions	(101,641)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	2,535,553

$15,104,316

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,869,941	152,265	$12.28	*

C	$309,469	25,766	$12.01

Advisor	$3,892,067	314,235	$12.39

R	$12,037	1,000.19	$12.03

K	$34,539	2,868	$12.04

I	$8,986,263	745,857	$12.05

(a)	Includes securities on loan with a value of $199,530 (see Note E).

*	The maximum offering price per share for Class A shares was $12.83 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2013 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $8,345)	$98,124
Affiliated issuers	342
Securities lending income	3,092	$101,558

Expenses
Advisory fee (see Note B)	72,889
Distribution fee—Class A	2,582
Distribution fee—Class C	1,052
Distribution fee—Class R	29
Distribution fee—Class K	15
Transfer agency—Class A	2,854
Transfer agency—Class C	382
Transfer agency—Advisor Class	6,445
Transfer agency—Class R	4
Transfer agency—Class K	3
Transfer agency—Class I	873
Custodian	56,870
Registration fees	54,272
Administrative	36,321
Audit	22,593
Legal	20,347
Printing	5,116
Directors’ fees	3,139
Miscellaneous	6,874

Total expenses	292,660
Less: expenses waived and reimbursed by the Adviser (see Note B)	(197,871)

Net expenses		94,789

Net investment income		6,769

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		470,323
Foreign currency transactions		(3,908)
Net change in unrealized appreciation/depreciation of:
Investments		1,385,233	(a)
Foreign currency denominated assets and liabilities		2,097

Net gain on investment and foreign currency transactions		1,853,745

Net Increase in Net Assets from Operations		$1,860,514

(a)	Net of decrease in accrued foreign capital gains taxes of $356.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013
Increase in Net Assets from Operations
Net investment income	$6,769	$157,865
Net realized gain on investment and foreign currency transactions	466,415	373,125
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,387,330	1,318,334
Contributions from Adviser (see Note B)	– 0	–	8

Net increase in net assets from operations	1,860,514	1,849,332
Dividends to Shareholders from
Net investment income
Class A	(26,740)	(2,133)
Class C	(3,835)	(668)
Advisor Class	(60,426)	(5,813)
Class R	(183)	(145)
Class K	(198)	(181)
Class I	(158,715)	(164,049)
Capital Stock Transactions
Net increase	176,266	3,458,734

Total increase	1,786,683	5,135,077
Net Assets
Beginning of period	13,317,633	8,182,556

End of period (including distributions in excess of net investment income of ($127,412) and undistributed net investment income of $115,916, respectively)	$15,104,316	$13,317,633

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of eight portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select U.S. Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio and AllianceBernstein Select U.S. Long/Short Portfolio (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is nondiversified. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select U.S. Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. AllianceBernstein Select U.S. Long/Short Portfolio commenced operations on December 12, 2012. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Discovery Equity Portfolio (the “Fund”). The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class B shares are currently not being offered. As of December 31, 2013, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class R shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	21

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the

22	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	23

Notes to Financial Statements

values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2013:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$620,742		$3,008,886		$	– 0	–	$3,629,628
Financials	513,833		1,993,945			– 0	–	2,507,778
Industrials	560,140		1,862,001			– 0	–	2,422,141
Consumer Staples	417,863		1,229,758			– 0	–	1,647,621
Information Technology	464,137		1,006,745			– 0	–	1,470,882
Health Care	94,496		657,784			– 0	–	752,280
Materials	70,114		506,720			– 0	–	576,834
Energy	176,942		302,211			– 0	–	479,153
Utilities	90,365		235,292			– 0	–	325,657
Warrants	– 0	–	566,916			– 0	–	566,916
Investment Companies	110,723		– 0	–		– 0	–	110,723
Short-Term Investments	530,864		– 0	–		– 0	–	530,864
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	214,003		– 0	–		– 0	–	214,003

Total Investments in Securities	3,864,222		11,370,258	+		– 0	–	15,234,480
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total^(a)	$3,864,222		$11,370,258		$	– 0	–	$15,234,480

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	An amount of $289,781 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(a)	An amount of $431,982 was transferred from Level 2 to Level 1 due to the above mentioned foreign equity fair valuation by the third party vendor was not used during the reporting period.

24	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Warrants			Total
Balance as of 6/30/13		$605,592			$605,592
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		48,045			48,045
Change in unrealized appreciation/depreciation		(36,484)			(36,484)
Purchases		3,578			3,578
Sales		(184,317)			(184,317)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		(436,414)			(436,414)

Balance as of 12/31/13	$	– 0	–	$	– 0	–+

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/13*	$	– 0	–	$	– 0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	Transferred out of Level 3 into Level 2 due to increase in observable inputs.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	25

Notes to Financial Statements

versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

26	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This fee waiver and/or expense reimbursement agreement may not be terminated before November 1, 2014. For the six months ended December 31, 2013, such reimbursement amounted to $161,550. For the period from inception through December 31, 2013, such reimbursement amounted to $1,205,384, which is subject to repayment, not to exceed the amount of offering expenses of $181,291.

During the year ended June 30, 2013, the Adviser reimbursed the Fund $8 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2013, the Adviser voluntarily agreed to waive such fees in the amount of $36,321.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	27

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,628 for the six months ended December 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $252 from the sale of Class A shares and received $-0- in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended December 31, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2013 is as follows:

Market Value June 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)	Dividend Income (000)
$ 884	$2,789	$3,142	$531	$	– 0	–*

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2013 amounted to $9,461, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I

28	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $34,737, $58 and $141 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$4,364,134		$4,462,657
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$2,956,290
Gross unrealized depreciation	(420,520)

Net unrealized appreciation	$2,535,770

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended December 31, 2013.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives,

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	29

Notes to Financial Statements

including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2013, the Fund had securities on loan with a value of $199,530 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $214,003. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $3,092 and $159 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended December 31, 2013; these amounts are reflected in the statement of operations.

30	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended December 31, 2013 is as follows:

Market Value June 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)
$ 495	$2,610	$2,891	$214

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013		Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013

Class A
Shares sold	25,380	109,735		$299,003		$1,152,008

Shares issued in reinvestment of dividends	2,120	198		25,368		2,041

Shares redeemed	(10,330)	(11,115)		(119,224)		(121,141)

Net increase	17,170	98,818		$205,147		$1,032,908

Class C
Shares sold	10,612	17,458		$124,457		$179,307

Shares issued in reinvestment of dividends	250	59		2,927		600

Shares redeemed	(345)	(6,308)		(4,055)		(69,569)

Net increase	10,517	11,209		$123,329		$110,338

Advisor Class
Shares sold	5,299	210,033		$64,059		$2,309,856

Shares issued in reinvestment of dividends	4,990	554		60,231		5,765

Shares redeemed	(25,253)	(12)		(309,172)		(133)

Net increase (decrease)	(14,964)	210,575		$(184,882)		$2,315,488

Class K
Shares sold	1,868	– 0	–	$22,493	$	– 0	–

Net increase	1,868	– 0	–	$22,493	$	– 0	–

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	31

Notes to Financial Statements

	Shares			Amount
	Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013		Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013

Class I
Shares sold	842	– 0	–	$10,000	$	– 0	–

Shares issued in reinvestment of dividends	15	– 0	–	179		– 0	–

Net increase	857	– 0	–	$10,179	$	– 0	–

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional

32	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous time or price. The Fund invests in unlisted securities and synthetic foreign equity securities, which may have greater liquidity risk.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2013.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2014 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended June 30, 2013 and June 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$172,989	$68,049

Total taxable distributions	172,989	68,049

Total distributions paid	$172,989	$68,049

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	33

Notes to Financial Statements

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$239,774
Accumulated capital and other losses	(560,120	)(a)
Unrealized appreciation/(depreciation)	1,017,093	(b)

Total accumulated earnings/(deficit)	$696,747	(c)

(a)	On June 30, 2013, the Fund had a net capital loss carryforward of $560,120.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of post-Aug. 17, 2012 French withholding tax on dividends.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2013, the Fund had a net short-term capital loss carryforward of $560,120 which may be carried forward for an indefinite period.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30,	October 26, 2010(a) to June 30, 2011
2013	2012

Net asset value, beginning of period	$ 10.95	$ 9.05	$ 10.71	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)	.15	.05	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.52	1.80	(1.67)	.66
Contributions from Adviser	– 0	–	.00	(d)	.00	(d)	.01

Net increase (decrease) in net asset value from operations	1.51	1.95	(1.62)	.71

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.05)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–

Total dividends	(.18)	(.05)	(.04)	– 0	–

Net asset value, end of period	$ 12.28	$ 10.95	$ 9.05	$ 10.71

Total Return
Total investment return based on net asset value(e)	13.82%	21.55%	(15.07)%	7.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,870	$1,479	$328	$333
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%^	1.55%	1.55%	1.55	%^
Expenses, before waivers/reimbursements	4.46	%^	5.14%	8.03%	9.26	%^
Net investment income (loss)(c)	(.16	)%^	1.48%	.52%	.56	%^
Portfolio turnover rate	32%	79%	101%	86%

See footnote summary on page 40.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30,	October 26, 2010(a) to June 30,
2013	2012	2011

Net asset value, beginning of period	$ 10.74	$ 8.95	$ 10.67	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.05)	.07	(.03)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.48	1.79	(1.65)	.72
Contributions from Adviser	– 0	–	.00	(d)	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	1.43	1.86	(1.68)	.67

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.07)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–

Total dividends	(.16)	(.07)	(.04)	– 0	–

Net asset value, end of period	$ 12.01	$ 10.74	$ 8.95	$ 10.67

Total Return
Total investment return based on net asset value(e)	13.36%	20.80%	(15.70)%	6.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$309	$164	$36	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.25	%^	2.25%	2.25%	2.25	%^
Expenses, before waivers/reimbursements	5.21	%^	5.99%	8.64%	19.09	%^
Net investment income (loss)(c)	(.84	)%^	.62%	(.28)%	(.75	)%^
Portfolio turnover rate	32%	79%	101%	86%

See footnote summary on page 40.

36	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30,	October 26, 2010(a) to June 30,
2013	2012	2011

Net asset value, beginning of period	$ 11.04	$ 9.10	$ 10.74	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01	.21	.07	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.54	1.78	(1.67)	.70
Contributions from Adviser	– 0	–	.00	(d)	.00	(d)	.01

Net increase (decrease) in net asset value from operations	1.55	1.99	(1.60)	.74

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.05)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–

Total dividends	(.20)	(.05)	(.04)	– 0	–

Net asset value, end of period	$ 12.39	$ 11.04	$ 9.10	$ 10.74

Total Return
Total investment return based on net asset value(e)	14.04%	21.89%	(14.85)%	7.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,892	$3,635	$1,080	$1,085
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25	%^	1.25%	1.25%	1.25	%^
Expenses, before waivers/reimbursements	4.15	%^	4.89%	7.74%	12.03	%^
Net investment income(c)	.14	%^	1.96%	.79%	.48	%^
Portfolio turnover rate	32%	79%	101%	86%

See footnote summary on page 40.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2013	Year Ended June 30,	October 26, 2010(a) to June 30, 2011
(unaudited)	2013	2012

Net asset value, beginning of period	$ 10.75	$ 8.99	$ 10.67	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.02)	.09	.02	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.48	1.81	(1.65)	.72
Contributions from Adviser	– 0	–	.00	(d)	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	1.46	1.90	(1.63)	.70

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.14)	(.01)	(.03)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–

Total dividends	(.18)	(.14)	(.05)	(.03)

Net asset value, end of period	$ 12.03	$ 10.75	$ 8.99	$ 10.67

Total Return
Total investment return based on net asset value(e)	13.66%	21.28%	(15.25)%	7.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$11	$9	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.75	%^	1.75%	1.75%	1.75	%^
Expenses, before waivers/reimbursements	4.38	%^	5.02%	6.95%	8.37	%^
Net investment income (loss)(c)	(.36	)%^	.86%	.24%	(.24	)%^
Portfolio turnover rate	32%	79%	101%	86%

See footnote summary on page 40.

38	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2013	Year Ended June 30,	October 26, 2010(a) to June 30, 2011
(unaudited)	2013	2012

Net asset value, beginning of period	$ 10.76	$ 9.01	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.00	)(d)	.11	.05	.00	(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.48	1.82	(1.66)	.72
Contributions from Adviser	– 0	–	.00	(d)	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	1.48	1.93	(1.61)	.72

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.18)	(.03)	(.03)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–

Total dividends	(.20)	(.18)	(.07)	(.03)

Net asset value, end of period	$ 12.04	$ 10.76	$ 9.01	$ 10.69

Total Return
Total investment return based on net asset value(e)	13.78%	21.55%	(15.06)%	7.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35	$11	$9	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50	%^
Expenses, before waivers/reimbursements	4.12	%^	4.76%	6.68%	8.13	%^
Net investment income (loss)(c)	(.10	)%^	1.11%	.50%	.01	%^
Portfolio turnover rate	32%	79%	101%	86%

See footnote summary on page 40.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30,	October 26, 2010(a) to June 30, 2011
2013	2012

Net asset value, beginning of period	$ 10.76	$ 9.02	$ 10.70	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01	.14	.07	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.49	1.82	(1.67)	.72
Contributions from Adviser	– 0	–	.00	(d)	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	1.50	1.96	(1.60)	.74

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.22)	(.04)	(.04)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–

Total dividends	(.21)	(.22)	(.08)	(.04)

Net asset value, end of period	$ 12.05	$ 10.76	$ 9.02	$ 10.70

Total Return
Total investment return based on net asset value(e)	14.02%	21.88%	(14.85)%	7.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,986	$8,018	$6,721	$7,970
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25	%^	1.25%	1.25%	1.25	%^
Expenses, before waivers/reimbursements	3.84	%^	4.50%	6.41%	7.82	%^
Net investment income(c)	.14	%^	1.36%	.75%	.27	%^
Portfolio turnover rate	32%	79%	101%	86%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Liliana C. Dearth,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Ms. Liliana C. Dearth.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	41

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein International Discovery Equity Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of

1	The information in the fee evaluation was completed on April 22, 2013 and discussed with the Board of Directors on April 30 – May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

42	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	March 31, 2013 Net Assets ($MM)	Advisory Fee Schedule[4]
International Discovery Equity Portfolio	$13.5	1.00% on 1st $1 billion 0.95% on next $1 billion 0.90% on next $1 billion 0.85% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $66,916 (0.812% of the Portfolio’s average daily net assets) for such services, but waived the amount in its entirety.

The Portfolio’s expense limitation undertaking calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first three years of operations. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps and the aggregate reimbursements do not exceed the offering expenses. Also, set forth below are the Portfolio’s most recent semi-annual gross expense ratios:5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (12/31/12)[6]		Fiscal Year End
International Discovery Equity Portfolio	Advisor Class A Class C Class R Class K Class I	1.25 1.55 2.25 1.75 1.50 1.25	% % % % % %	6.03 6.34 6.87 5.51 5.25 4.97	% % % % % %	June 30 (ratios as of December 31, 2012)

3	Jones v. Harris at 1427.

4	The advisory fee of the Portfolio is based on the percentage of the Portfolio’s average daily net assets and is paid on a monthly basis.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	43

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing certain non-management services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein

[7]	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

44	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio based on the Portfolio’s March 31, 2013 net assets:8

Portfolio	Net Assets 03/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Discovery Equity Portfolio	$13.5	International SMID Cap Growth 1.00% on 1st $25 million 0.85% on next $25 million 0.75% on next $50 million 0.65% on next the balance Minimum Account Size: $25m	1.000%	1.000%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.10,11

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11

The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	45

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
International Discovery Equity Portfolio	1.000	1.050	3/8

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.13 Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Expense Ratio (%)	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Discovery Equity Portfolio	1.550	1.593	3/8	1.550	10/21

Based on this analysis, the Portfolio has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

46	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative during calendar year 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $558, $1,247 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $17,970 in fees from the Portfolio.

The Portfolio effected brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	47

U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from conducting business with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

48	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance return and rankings17 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the period ended February 28, 2013.19

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	11.80	11.60	11.25	4/8	11/24

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance return of the Portfolio was provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	49

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratios (“Sharpe Ratio”) information are also shown.22

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
International Discovery Equity Portfolio	11.80	4.34	13.45	0.86	1
MSCI ACWI SMID Ex US	7.06	3.06	14.05	0.55	1
Inception Date: October 26, 2010

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

50	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	51

AllianceBernstein Family of Funds

NOTES

52	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IDE-0152-1213

SEMI-ANNUAL REPORT

AllianceBernstein Select US Equity Portfolio

December 31, 2013

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 12, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Select US Equity Portfolio (the “Fund”) for the semi-annual reporting period ended December 31, 2013.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies. For purposes of this requirement, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks. AllianceBernstein L.P. (the “Adviser”) selects investments for the Fund through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder -friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund. The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

The Fund’s investments will be focused on securities of companies with large and medium market capitalizations, but it may also invest in securities of small-capitalization companies. The Adviser anticipates that the Fund’s portfolio normally will include between 30-80 companies. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index for the six- and 12-month periods ended December 31, 2013.

For both periods, all share classes of the Fund underperformed the benchmark. During the six-month period, sector selection was the leading detractor from

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	1

returns, specifically underweights to the materials and technology sectors. Stock selection in the technology sector also detracted. In contrast, an overweight and stock selection in the consumer discretionary sector, as well as holdings in the telecommunications sector, contributed positively.

During the 12-month period, sector selection was again the leading detractor from returns. An underweight and stock selection in the health care sector, along with an overweight and holdings in the financial sector, detracted. An overweight and stock selection in the consumer discretionary sector, as well as an underweight in the utilities sector, contributed positively.

The Fund did not utilize derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

US equity markets rose sharply in 2013, as a brightening domestic economic outlook lifted risk assets. The US Federal Reserve (the “Fed”) played a large role in the behavior of the financial markets during the year. The implementation of the Fed’s ultra-accommodative monetary policies that began in late 2012 fueled an extensive, liquidity-driven rally for US stocks.

Although markets experienced some short-lived volatility when former Fed chairman Ben Bernanke hinted that the US central bank may wind down its sizable asset purchase program sooner than expected. In December, amid a slew of data suggesting that the US economy was gaining momentum, the Fed confirmed that it would gradually end its bond-purchasing program by late 2014. At the same time, it strengthened its commitment to keeping short-term interest rates near zero until late 2015. Markets reacted positively to news regarding monetary policy, as investors were enthusiastic about the gradual pace of the changes and relieved that a major source of uncertainty had been removed. The housing market—which has been one of the biggest beneficiaries of the Fed’s purchases of government and mortgage-backed bonds—continued to strengthen.

The Select US Equity Portfolio Management Team (the “Team”) applies a process that is rooted in fundamental analysis and shaped by macro and market insights. The Team adjusts the Fund opportunistically based on these evolving market conditions which contributed to the Fund’s high portfolio turnover rate.

2	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P 500® Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Diversification Risk: The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Select US Equity Portfolio
Class A	14.13%	30.80%

Class C	13.72%	29.87%

Advisor Class*	14.24%	31.04%

Class R*	14.00%	30.50%

Class K*	13.99%	30.70%

Class I*	14.19%	31.12%

S&P 500 Index	16.31%	32.39%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	30.80%	25.27%
Since Inception*	23.92%	21.36%

Class C Shares
1 Year	29.87%	28.87%
Since Inception*	23.03%	23.03%

Advisor Class Shares†
1 Year	31.04%	31.04%
Since Inception*	24.26%	24.26%

Class R Shares†
1 Year	30.50%	30.50%
Since Inception*	23.62%	23.62%

Class K Shares†
1 Year	30.70%	30.70%
Since Inception*	23.89%	23.89%

Class I Shares†
1 Year	31.12%	31.12%
Since Inception*	24.23%	24.23%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.02%, 2.70%, 2.01%, 3.27%, 2.64%, and 2.78% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 1.60%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 8, 2014. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

†

These share classes are offered NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

*	Inception date: 12/08/2011.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	25.27%
Since Inception*	21.36%

Class C Shares
1 Year	28.87%
Since Inception*	23.03%

Advisor Class Shares†
1 Year	31.04%
Since Inception*	24.26%

Class R Shares†
1 Year	30.50%
Since Inception*	23.62%

Class K Shares†
1 Year	30.70%
Since Inception*	23.89%

Class I Shares†
1 Year	31.12%
Since Inception*	24.23%

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

*	Inception date: 12/08/2011.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,141.30	$7.99	1.48%
Hypothetical**	$1,000	$1,017.74	$7.53	1.48%
Class C
Actual	$1,000	$1,137.20	$11.74	2.18%
Hypothetical**	$1,000	$1,014.22	$11.07	2.18%
Advisor Class
Actual	$1,000	$1,142.40	$6.37	1.18%
Hypothetical**	$1,000	$1,019.26	$6.01	1.18%
Class R
Actual	$1,000	$1,140.00	$9.17	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Class K
Actual	$1,000	$1,139.90	$8.36	1.55%
Hypothetical**	$1,000	$1,017.39	$7.88	1.55%
Class I
Actual	$1,000	$1,141.90	$6.32	1.17%
Hypothetical**	$1,000	$1,019.31	$5.96	1.17%
*	Expenses are equal to the classes’ annualized expense ratios of, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	7

Expense Example

PORTFOLIO SUMMARY

December 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $417.8

TEN LARGEST HOLDINGS**

December 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Wells Fargo & Co.	$22,758,657	5.5%
Home Depot, Inc. (The)	17,853,617	4.3
Union Pacific Corp.	16,558,920	4.0
American Tower Corp.	14,324,338	3.4
CBS Corp. – Class B	11,167,567	2.7
Apple, Inc.	10,529,790	2.5
Google, Inc. – Class A	9,675,090	2.3
Verizon Communications, Inc.	9,669,179	2.3
Comcast Corp. – Class A	9,519,728	2.3
CVS Caremark Corp.	8,920,628	2.1
	$130,977,514	31.4%

*	All data are as of December 31, 2013. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Common stocks.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.4%
Consumer Discretionary – 25.9%
Automobiles – 1.5%
General Motors Co.(a)	153,752	$6,283,844

Hotels, Restaurants & Leisure – 1.8%
Wyndham Worldwide Corp.	104,023	7,665,455

Household Durables – 0.9%
Mohawk Industries, Inc.(a)	26,682	3,972,950

Internet & Catalog Retail – 1.7%
Amazon.com, Inc.(a)	8,818	3,516,530
priceline.com, Inc.(a)	2,955	3,434,892

		6,951,422

Media – 11.2%
CBS Corp. – Class B	175,205	11,167,567
Comcast Corp. – Class A	183,195	9,519,728
Liberty Media Corp.(a)	30,888	4,523,548
Time Warner, Inc.	126,162	8,796,015
Viacom, Inc. – Class B	61,925	5,408,529
Walt Disney Co. (The)	96,128	7,344,179

		46,759,566

Multiline Retail – 3.4%
Dollar General Corp.(a)	115,712	6,979,748
Macy’s, Inc.	131,635	7,029,309

		14,009,057

Specialty Retail – 4.3%
Home Depot, Inc. (The)	216,828	17,853,617

Textiles, Apparel & Luxury Goods – 1.1%
PVH Corp.	34,435	4,683,849

		108,179,760

Financials – 21.3%
Capital Markets – 1.4%
Goldman Sachs Group, Inc. (The)	32,878	5,827,954

Commercial Banks – 6.9%
US Bancorp	149,773	6,050,829
Wells Fargo & Co.	501,292	22,758,657

		28,809,486

Consumer Finance – 2.0%
American Express Co.	89,833	8,150,548

Diversified Financial Services – 5.8%
Berkshire Hathaway, Inc. – Class B(a)	54,753	6,491,515
Citigroup, Inc.	83,061	4,328,309
IntercontinentalExchange Group, Inc.	21,162	4,759,757
JPMorgan Chase & Co.	147,250	8,611,180

		24,190,761

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate – 1.8%
Realogy Holdings Corp.(a)	153,895	$7,613,186

Real Estate Investment Trusts (REITs) – 3.4%
American Tower Corp.	179,458	14,324,338

		88,916,273

Industrials – 12.9%
Aerospace & Defense – 2.3%
Boeing Co. (The)	28,017	3,824,040
United Technologies Corp.	51,887	5,904,741

		9,728,781

Air Freight & Logistics – 1.3%
FedEx Corp.	36,941	5,311,007

Airlines – 1.3%
Delta Air Lines, Inc.	201,729	5,541,496

Electrical Equipment – 1.9%
Eaton Corp. PLC	102,033	7,766,752

Industrial Conglomerates – 1.0%
Danaher Corp.	52,695	4,068,054

Road & Rail – 5.1%
Canadian Pacific Railway Ltd.	32,477	4,914,420
Union Pacific Corp.	98,565	16,558,920

		21,473,340

		53,889,430

Information Technology – 10.4%
Communications Equipment – 1.5%
QUALCOMM, Inc.	84,280	6,257,790

Computers & Peripherals – 3.7%
Apple, Inc.	18,766	10,529,790
EMC Corp./MA	196,958	4,953,494

		15,483,284

Internet Software & Services – 4.6%
eBay, Inc.(a)	60,389	3,314,752
Facebook, Inc. – Class A(a)	59,983	3,278,671
Google, Inc. – Class A(a)	8,633	9,675,090
Yahoo!, Inc.(a)	71,725	2,900,559

		19,169,072

Software – 0.6%
Microsoft Corp.	67,566	2,528,995

		43,439,141

Consumer Staples – 8.1%
Beverages – 1.1%
PepsiCo, Inc.	55,339	4,589,817

10	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 4.7%
CVS Caremark Corp.	124,642	$8,920,628
Wal-Mart Stores, Inc.	91,895	7,231,217
Walgreen Co.	61,170	3,513,605

		19,665,450

Food Products – 1.1%
ConAgra Foods, Inc.	134,448	4,530,898

Household Products – 1.2%
Procter & Gamble Co. (The)	59,476	4,841,941

		33,628,106

Energy – 6.1%
Energy Equipment & Services – 1.6%
Schlumberger Ltd.	72,992	6,577,309

Oil, Gas & Consumable Fuels – 4.5%
Antero Resources Corp.(a)	30,447	1,931,557
Chevron Corp.	46,678	5,830,549
EOG Resources, Inc.	22,545	3,783,953
Exxon Mobil Corp.	73,699	7,458,339

		19,004,398

		25,581,707

Health Care – 5.8%
Biotechnology – 0.8%
Celgene Corp.(a)	19,552	3,303,506

Pharmaceuticals – 5.0%
Actavis PLC(a)	50,499	8,483,832
Johnson & Johnson	68,342	6,259,444
Pfizer, Inc.	201,755	6,179,755

		20,923,031

		24,226,537

Telecommunication Services – 2.3%
Diversified Telecommunication Services – 2.3%
Verizon Communications, Inc.	196,768	9,669,179

Utilities – 0.6%
Multi-Utilities – 0.6%
DTE Energy Co.	37,305	2,476,679

Total Common Stocks (cost $349,661,807)		390,006,812

INVESTMENT COMPANIES – 2.9%
Funds and Investment Trusts – 2.9%
Health Care Select Sector SPDR Fund	112,535	6,238,941
Market Vectors Oil Service ETF	122,958	5,910,591

Total Investment Companies (cost $10,664,976)		12,149,532

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.4%
Investment Companies – 3.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(b) (cost $14,329,117)	14,329,117	$14,329,117

Total Investments – 99.7% (cost $374,655,900)		416,485,461
Other assets less liabilities – 0.3%		1,272,680

Net Assets – 100.0%		$417,758,141

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

12	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2013 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $360,326,783)	$402,156,344
Affiliated issuers (cost $14,329,117)	14,329,117
Receivable for investment securities sold	9,126,017
Receivable for capital stock sold	3,071,148
Dividends receivable	349,269

Total assets	429,031,895

Liabilities
Payable for investment securities purchased	10,659,328
Advisory fee payable	321,691
Payable for capital stock redeemed	179,199
Administrative fee payable	22,875
Distribution fee payable	10,201
Transfer Agent fee payable	2,335
Accrued expenses and other liabilities	78,125

Total liabilities	11,273,754

Net Assets	$417,758,141

Composition of Net Assets
Capital stock, at par	$56,726
Additional paid-in capital	378,455,774
Distributions in excess of net investment income	(38,372)
Accumulated net realized loss on investment transactions	(2,545,548)
Net unrealized appreciation of investments	41,829,561

$417,758,141

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$17,130,404	1,158,598	$14.79	*

C	$7,356,013	504,614	$14.58

Advisor	$198,744,934	13,443,101	$14.78

R	$14,720	1,005.83	$14.64

K	$2,412,290	164,608	$14.65

I	$192,099,780	13,090,995	$14.67

*	The maximum offering price per share for Class A shares was $15.45, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2013 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,515)	$2,699,895
Affiliated issuers	7,500	$2,707,395

Expenses
Advisory fee (see Note B)	1,640,844
Distribution fee—Class A	23,545
Distribution fee—Class C	25,562
Distribution fee—Class R	35
Distribution fee—Class K	2,632
Transfer agency—Class A	1,040
Transfer agency—Class C	347
Transfer agency—Advisor Class	10,713
Transfer agency—Class R	4
Transfer agency—Class K	2,106
Transfer agency—Class I	14,547
Custodian	117,345
Registration fees	58,996
Administrative	22,875
Audit	19,218
Legal	17,638
Printing	12,249
Directors’ fees	3,931
Miscellaneous	11,043
Total expenses	1,984,670
Less: expenses waived and reimbursed by the Adviser (see Note B)	(722)

Net expenses		1,983,948

Net investment income		723,447

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		4,667,411
Net change in unrealized appreciation/ depreciation of:
Investments		33,594,007

Net gain on investment transactions		38,261,418

Net Increase in Net Assets from Operations		$38,984,865

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2013 (unaudited)		Year Ended June 30, 2013
Increase in Net Assets from Operations:
Net investment income	$723,447		$283,406
Net realized gain on investment transactions	4,667,411		2,376,965
Net change in unrealized appreciation/depreciation of investments	33,594,007		7,152,243

Net increase in net assets from operations	38,984,865		9,812,614
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(15,208)		(36)
Advisor Class	(462,548)		(77,203)
Class R	– 0	–	(4)
Class K	– 0	–	(2,937)
Class I	(459,633)		(55,000)
Net realized gain on investment transactions
Class A	(357,603)		(7,491)
Class C	(154,994)		(952)
Advisor Class	(4,027,456)		(446,966)
Class R	(324)		(332)
Class K	(48,092)		(20,796)
Class I	(3,887,910)		(281,392)
Capital Stock Transactions:
Net increase	249,092,371		110,971,776

Total increase	278,663,468		119,891,281
Net Assets:
Beginning of period	139,094,673		19,203,392

End of period (including distributions in excess of net investment income of $(38,372) and undistributed net investment income of $175,570, respectively)	$417,758,141		$139,094,673

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of eight portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund and AllianceBernstein Select US Long/Short Portfolio (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Select US Long/Short Portfolio commenced operations on December 12, 2012. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Select US Equity Portfolio (the “Fund”). The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. As of December 31, 2013, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (“the Board”).

16	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	17

Notes to Financial Statements

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2013:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$390,006,812		$	– 0	–	$	– 0	–	$390,006,812
Investment Companies	12,149,532			– 0	–		– 0	–	12,149,532
Short-Term Investments:
Investment Companies	14,329,117			– 0	–		– 0	–	14,329,117

Total Investments in Securities	416,485,461			– 0	–		– 0	–	416,485,461
Other Financial Instruments**:	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$416,485,461		$	– 0	–	$	– 0	–	$416,485,461

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between level 1 and level 2 during the reporting period.

18	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	19

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

20	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.60%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until December 8, 2014. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded on or before December 8, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before December 8, 2014. For the six months ended December 31, 2013, such waiver/reimbursement amounted to $722.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2013, such fee amounted to $22,875.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $27,322 for the six months ended December 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,896 from the sale of Class A shares and received $1,626 in contingent deferred sales charges imposed upon redemption by shareholders of Class C shares for the six months ended December 31, 2013.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	21

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2013 is as follows:

Market Value June 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)	Dividend Income (000)
$ 6,780	$250,890	$243,341	$14,329	$8

Brokerage commissions paid on investment transactions for the six months ended December 31, 2013 amounted to $660,769, of which $27,271 and $0 was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $33,747, $303 and $820 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

22	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2013, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$914,937,294		$680,048,653
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$41,857,799
Gross unrealized depreciation	(28,238)

Net unrealized appreciation	$41,829,561

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the period ended December 31, 2013.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	23

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013

Class A
Shares sold	915,762	784,618	$12,777,397	$10,256,344

Shares issued in reinvestment of dividends and distributions	22,799	618	330,324	7,195

Shares redeemed	(555,619)	(25,970)	(7,842,753)	(339,474)

Net increase	382,942	759,266	$5,264,968	$9,924,065

Class C
Shares sold	328,940	197,870	$4,538,746	$2,491,446

Shares issued in reinvestment of dividends and distributions	8,347	48	119,440	549

Shares redeemed	(25,477)	(6,777)	(350,648)	(88,970)

Net increase	311,810	191,141	$4,307,538	$2,403,025

Advisor Class
Shares sold	5,333,882	8,242,744	$74,865,827	$104,245,822

Shares issued in reinvestment of dividends and distributions	302,688	44,464	4,384,001	516,672

Shares redeemed	(974,845)	(243,002)	(13,804,480)	(3,138,826)

Net increase	4,661,725	8,044,206	$65,445,348	$101,623,668

Class K
Shares sold	52,854	88,758	$738,988	$1,079,400

Shares issued in reinvestment of dividends and distributions	3,344	2,026	48,092	23,354

Shares redeemed	(14,863)	(10,963)	(207,427)	(140,167)

Net increase	41,335	79,821	$579,653	$962,587

Class I
Shares sold	12,168,153	334,287	$169,160,433	$4,221,586

Shares issued in reinvestment of dividends and distributions	302,448	22,301	4,345,377	257,352

Shares redeemed	(757)	(663,469)	(10,946)	(8,420,507)

Net increase (decrease)	12,469,844	(306,881)	$173,494,864	$(3,941,569)

24	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Diversification Risk—The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2014 will be determined at the end of the current fiscal year.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	25

Notes to Financial Statements

The tax character of distributions paid during the fiscal periods ended June 30, 2013 and June 30, 2012 were as follows:

	2013		2012
Distributions paid from:
Ordinary income	$893,109		$13,932
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$893,109		$13,932

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,993,205
Undistributed capital gains	81,687
Unrealized appreciation/(depreciation)	5,648,025	(a)

Total accumulated earnings/(deficit)	$9,722,917	(b)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2013, the Fund did not have any capital loss carryforwards.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

26	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2013 (unaudited)		Year Ended June 30, 2013		December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 13.26		$ 11.13		$ 10.00

Income From Investment Operations
Net investment income(b)	.01		.04	(c)	.02	(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.85		2.42		1.11

Net increase in net asset value from operations	1.86		2.46		1.13

Less: Dividends and Distributions
Dividends from net investment income	(.01)		(.00	)(d)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.32)		(.33)		– 0	–

Total dividends and distributions	(.33)		(.33)		– 0	–

Net asset value, end of period	$ 14.79		$ 13.26		$ 11.13

Total Return
Total investment return based on net asset value(e)	14.13%		22.53%		11.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,130		$10,285		$182
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.48	%(f)	1.60%		1.60	%(f)
Expenses, before waivers/reimbursements	1.48	%(f)	2.02%		12.00	%(f)
Net investment income	.12	%(f)	.34	%(c)	.36	%(c)(f)
Portfolio turnover rate	219%		560%		269%

See footnote summary on page 32.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2013 (unaudited)		Year Ended June 30, 2013		December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 13.11		$ 11.09		$ 10.00

Income From Investment Operations
Net investment loss(b)	(.04)		(.05	)(c)	(.03	)(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.83		2.40		1.12

Net increase in net asset value from operations	1.79		2.35		1.09

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	(.32)		(.33)		– 0	–

Net asset value, end of period	$ 14.58		$ 13.11		$ 11.09

Total Return
Total investment return based on net asset value(e)	13.72%		21.59%		10.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,356		$2,528		$18
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.18	%(f)	2.30%		2.30	%(f)
Expenses, before waivers/reimbursements	2.18	%(f)	2.70%		23.45	%(f)
Net investment loss	(.56	)%(f)	(.43	)%(c)	(.48	)%(c)(f)
Portfolio turnover rate	219%		560%		269%

See footnote summary on page 32.

28	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended December 31, 2013 (unaudited)		Year Ended June 30, 2013		December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 13.26		$ 11.15		$ 10.00

Income From Investment Operations
Net investment income(b)	.03		.07	(c)	.07	(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.85		2.43		1.08

Net increase in net asset value from operations	1.88		2.50		1.15

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.06)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.32)		(.33)		– 0	–

Total dividends and distributions	(.36)		(.39)		– 0	–

Net asset value, end of period	$ 14.78		$ 13.26		$ 11.15

Total Return
Total investment return based on net asset value(e)	14.24%		22.88%		11.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$198,745		$116,470		$8,222
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.18	%(f)	1.30%		1.30	%(f)
Expenses, before waivers/reimbursements	1.18	%(f)	2.01%		8.77	%(f)
Net investment income	.43	%(f)	.56	%(c)	1.21	%(c)(f)
Portfolio turnover rate	219%		560%		269%

See footnote summary on page 32.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended December 31, 2013 (unaudited)		Year Ended June 30, 2013		December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 13.13		$ 11.05		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	(.01)		.01	(c)	(.00	)(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.84		2.40		1.11

Net increase in net asset value from operations	1.83		2.41		1.11

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.00	)(d)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(.32)		(.33)		– 0	–

Total dividends and distributions	(.32)		(.33)		(.06)

Net asset value, end of period	$ 14.64		$ 13.13		$ 11.05

Total Return
Total investment return based on net asset value(e)	14.00%		22.26%		11.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15		$13		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.70	%(f)	1.80%		1.80	%(f)
Expenses, before waivers/reimbursements	1.70	%(f)	3.27%		10.09	%(f)
Net investment income (loss)	(.11	)%(f)	.04	%(c)	(.00	)%(c)(f)(g)
Portfolio turnover rate	219%		560%		269%

See footnote summary on page 32.

30	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended December 31, 2013 (unaudited)		Year Ended June 30, 2013	December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 13.14		$ 11.07	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.00	(d)	.04	.03
Net realized and unrealized gain on investment and foreign currency transactions	1.83		2.41	1.10

Net increase in net asset value from operations	1.83		2.45	1.13

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.05)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(.32)		(.33)	– 0	–

Total dividends and distributions	(.32)		(.38)	(.06)

Net asset value, end of period	$ 14.65		$ 13.14	$ 11.07

Total Return
Total investment return based on net asset value(e)	13.99%		22.58%	11.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,412		$1,620	$481
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(f)	1.55%	1.55	%(f)
Expenses, before waivers/reimbursements	1.62	%(f)	2.64%	7.75	%(f)
Net investment income(c)	.06	%(f)	.29%	.51	%(f)
Portfolio turnover rate	219%		560%	269%

See footnote summary on page 32.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended December 31, 2013 (unaudited)		Year Ended June 30, 2013		December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 13.17		$ 11.09		$ 10.00

Income From Investment Operations
Net investment income(b)	.04		.07	(c)	.04	(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.82		2.40		1.11

Net increase in net asset value from operations	1.86		2.47		1.15

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.06)		(.06)
Distributions from net realized gain on investment and foreign currency transactions	(.32)		(.33)		– 0	–

Total dividends and distributions	(.36)		(.39)		(.06)

Net asset value, end of period	$ 14.67		$ 13.17		$ 11.09

Total Return
Total investment return based on net asset value(e)	14.19%		22.82%		11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$192,100		$8,179		$10,288
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.17	%(f)	1.30%		1.30	%(f)
Expenses, before waivers/reimbursements	1.17	%(f)	2.78%		8.25	%(f)
Net investment income	.53	%(f)	.55	%(c)	.58	%(c)(f)
Portfolio turnover rate	219%		560%		269%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Amount less than 0.005%.

See notes to financial statements.

32	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kurt A. Feuerman(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free 1-(800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Mr. Kurt A. Feuerman is the investment professional primarily responsible for the day-to-day management of, and investment decisions for, the Fund’s Portfolio.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	33

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Select US Equity Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	It should be noted that the information in the fee evaluation was completed on April 22, 2013 and discussed with the Board of Directors on April 30 – May 2, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

34	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Portfolio’s net assets on March 31, 2013.

Portfolio	March 31, 2013 Net Assets ($MM)	Advisory Fee Schedule
Select US Equity Portfolio	$83.1	1.00% of average daily net assets

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $54,565 (1.0072% of the Portfolio’s average daily net assets) for providing such services, but waived the amount in its entirety.

The Portfolio’s expense undertaking calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first three years of operations. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps and the aggregate reimbursements do not exceed the offering expenses. Also, set forth below are the Portfolio’s annualized semi-annual gross expense ratios:4

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5]		Fiscal Year End
Select US Equity Portfolio[6]	Advisor Class A Class C Class R Class K Class I	1.30% 1.60% 2.30% 1.80% 1.55% 1.30%	3.86 4.16 4.83 4.23 3.98 3.70	% % % % % %	June 30 (ratios as of December 31, 2012)

3	Jones v. Harris at 1427.

4	Semi-annual total expense ratios are unaudited.

5	Annualized

6	During the Portfolio’s most recently completed fiscal year, the Portfolio purchased and held positions in several Exchange-Traded Funds (“ETF”), which accounted for 3.29% of the Portfolio’s average net assets. The Portfolio’s underlying expense ratio related to the ETF holdings was 0.01%.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	35

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

36	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on March 31, 2013 net assets.8

Portfolio	Net Assets 03/31/13 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Select US Equity Portfolio	$83.1	Select US Equity 1.00% on 1st $25 million 0.80% on next $25 million 0.70% on the balance Minimum account size: $25m	0.820%	1.000%

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a somewhat similar investment style as the Portfolio. Set forth below is the advisory fee contemplated for the Luxembourg fund:

Portfolio	Luxembourg Fund	Fee[9]
Select US Equity Portfolio	Select US Equity Portfolio Class A Class I	1.80% 1.00%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	37

management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Select US Equity Portfolio	1.000	0.800	13/16

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.14 Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Exp. Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Select US Equity Portfolio[16]	1.610	1.250	14/16	1.173	123/128

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A share total expense ratio.

16	There may be slight differences in the total expense ratios estimated by Lipper and that of the Adviser. Lipper’s total expense ratio for Select U.S. Equity Portfolio is 0.01% higher than the stated cap of the Portfolio and the Adviser’s own calculation.

38	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative during calendar year 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	39

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $96, $472 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $6,324 in net fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

The Portfolio did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

40	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance return and rankings20 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the period ended February 28, 2013.22

Select US Equity Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	15.72	10.85	12.19	1/16	11/115

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	41

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

			Volatility (%)	Sharpe (%)
Select US Equity Portfolio	15.72	22.05	9.35	1.54	1
S&P 500 Index	13.46	20.78	9.83	1.27	1
Inception Date: December 8, 2011

CONCLUSION:

Based on the factors discussed above, the Senior Officer noted the Portfolio’s high advisory fees and total expenses notwithstanding the Portfolio’s good performance. The Portfolio’s asset level remains quite low, but if it were to grow to a substantial level, the Senior Officer recommended that the Directors consider discussing the Portfolio’s advisory fee schedule, which lacks potential economies of scale through breakpoints, with the Adviser. The Directors informed the Adviser of their intention to monitor for possible economies of scale when they initially approved the advisory contracts. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2013.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

42	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	43

AllianceBernstein Family of Funds

NOTES

44	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

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SUE-0152-1213

SEMI-ANNUAL REPORT

AllianceBernstein Select US Long/Short Portfolio

December 31, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 12, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Select US Long/Short Portfolio (the “Fund”) for the semi-annual reporting period ended December 31, 2013.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. AllianceBernstein L.P. (the “Adviser”) selects investments for the Fund’s long positions through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds, or ETFs, short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

The Adviser derives the ratio between long and short positions for the Fund

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	1

based on its bottom-up analysis supplemented with macro-economic and market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure) will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund’s short sale obligations. During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged.) The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.

Investment Results

The table on page 6 shows the Fund’s performance compared to its bench-

mark, the Standard & Poor’s (“S&P”) 500 Index for the six- and 12-month periods ended December 31, 2013.

For both periods, all shares classes of the Fund underperformed the benchmark. During both periods, the Fund’s higher net exposure, which averaged 65% in 2013, at the high end of the typical range, contributed the most to relative performance. Stock selection for long holdings within the consumer discretionary and telecom sectors also contributed. Holdings within the energy, consumer staples and materials sectors were negative contributors to performance relative to the benchmark.

The Fund’s exposures at the end of reporting period were 72.4% gross long, 7.7% gross short, and 64.7% net exposure.

The Fund did not utilize derivatives for the six- or 12-month periods.

Market Review and Investment Strategy

US equity markets rose sharply in 2013, as a brightening domestic economic outlook lifted risk assets. The US Federal Reserve (the “Fed”) played a large role in the behavior of the financial markets during the year. The implementation of the Fed’s ultra-accommodative monetary policies that began in late 2012 fueled an extensive, liquidity-driven rally for US stocks. Although markets experienced some short-lived volatility when former Fed chairman Ben Bernanke hinted that the US central bank may wind down its sizable asset purchase program sooner than expected. In

2	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

December, amid a slew of data suggesting that the US economy was gaining momentum, the Fed confirmed that it would gradually end its bond-purchasing program by late 2014. At the same time, it strengthened its commitment to keeping short-term interest rates near zero until late 2015. Markets reacted positively to news regarding monetary policy, as investors were enthusiastic about the gradual pace of the changes and relieved that a major source of uncertainty had been removed. The housing market—which has been one of the biggest beneficiaries of the Fed’s purchases of government and mortgage-backed bonds—continued to strengthen.

The Select US Equity Portfolio Management Team (the “Team”) empha-

sizes the long-term fundamentals of companies and actively adjusts expectations, exposure and position sizes based on the short-term market environment, evolving risks, and changing opportunity sets. The Team will tilt the strategy toward sectors and industries based on their defensive or cyclical nature. At the same time, actively adjusting the allocation of capital-to-long holdings, short holdings and cash are also a primary tool employed by the Team to control the level of exposure to market risk. In difficult market environments, the Team may reduce net exposure by increasing short exposure or by reducing gross exposure on both the long and short side of the Fund to use cash defensively.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Diversification Risk: The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Select US Long/Short Portfolio
Class A	10.51%	20.55%

Class C	10.18%	19.87%

Advisor Class*	10.67%	20.95%

Class R*	10.33%	20.37%

Class K*	10.51%	20.56%

Class I*	10.77%	20.95%

S&P 500 Index	16.31%	32.39%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE RETURNS AS OF DECEMBER 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	20.55%	15.48%
Since Inception*	19.56%	14.76%

Class C Shares
1 Year	19.87%	18.87%
Since Inception*	18.80%	18.80%

Advisor Class Shares†
1 Year	20.95%	20.95%
Since Inception*	19.93%	19.93%

Class R Shares†
1 Year	20.37%	20.37%
Since Inception*	19.27%	19.27%

Class K Shares†
1 Year	20.56%	20.56%
Since Inception*	19.56%	19.56%

Class I Shares†
1 Year	20.95%	20.95%
Since Inception*	19.93%	19.93%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 3.41% 3.53% 2.90% 4.30% 4.59% and 4.32% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense ,dividend expenses, borrowing costs and brokerage expense on securities sold short to 2.25%, 2.95%, 1.95%, 2.45%, 2.20% and 1.95% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 12, 2015. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/12/2012.

†

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K, and Class I shares is listed below.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	15.48%
Since Inception*	14.76%

Class C Shares
1 Year	18.87%
Since Inception*	18.80%

Advisor Class Shares†
1 Year	20.95%
Since Inception*	19.93%

Class R Shares†
1 Year	20.37%
Since Inception*	19.27%

Class K Shares†
1 Year	20.56%
Since Inception*	19.56%

Class I Shares†
1 Year	20.95%
Since Inception*	19.93%

*	Inception date: 12/12/2012.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K, and Class I shares is listed below.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,105.10	$12.52	2.36%
Hypothetical**	$1,000	$1,013.31	$11.98	2.36%
Class C
Actual	$1,000	$1,101.80	$16.32	3.08%
Hypothetical**	$1,000	$1,009.68	$15.60	3.08%
Advisor Class
Actual	$1,000	$1,106.70	$10.99	2.07%
Hypothetical**	$1,000	$1,014.77	$10.51	2.07%
Class R
Actual	$1,000	$1,103.30	$13.47	2.54%
Hypothetical**	$1,000	$1,012.40	$12.88	2.54%
Class K
Actual	$1,000	$1,105.10	$12.15	2.29%
Hypothetical**	$1,000	$1,013.66	$11.62	2.29%
Class I
Actual	$1,000	$1,107.70	$10.78	2.03%
Hypothetical**	$1,000	$1,014.97	$10.31	2.03%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

December 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $731.5

SECTOR BREAKDOWN*

	Long	Short

Consumer Discretionary	20.8%	-0.4%
Consumer Staples	5.5	—
Energy	4.7	-0.8
Financials	13.7	—
Funds and Investment Trusts	1.8	-3.2
Health Care	5.1	-0.1
Industrials	8.8	-0.3
Information Technology	8.2	-1.4
Materials	0.4	-0.6
Telecommunication Services	2.0	-0.7
Utilities	0.4	—

TEN LARGEST HOLDINGS*

Long
Company

Wells Fargo & Co.	3.3%
Home Depot, Inc. (The)	2.6
Union Pacific Corp.	2.4
American Tower Corp.	2.1
CBS Corp.	1.6
Apple, Inc.	1.5
Google, Inc.	1.4
Verizon Communications, Inc.	1.4
Comcast Corp.	1.4
CVS Caremark Corp.	1.3

Short
Company

Golar LNG Ltd.	-0.8%
CurrencyShares Euro ETF	-0.8
Crown Castle International Corp.	-0.7
CurrencyShares Japanese Yen ETF	-0.7
Financial Select Sector SPDR Fund	-0.6
iShares Russell 2000 Index Fund	-0.6
Potash Corp. of Saskatchewan, Inc.	-0.6
SPDR S&P 500 ETF Trust	-0.5
Rackspace Hosting, Inc.	-0.4
Taiwan Semiconductor Manufacturing Co., Ltd.	-0.4

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

10	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 69.6%
Consumer Discretionary – 20.8%
Automobiles – 0.9%
General Motors Co.(a)	164,690	$6,730,880

Hotels, Restaurants & Leisure – 2.3%
Carnival Corp.	76,314	3,065,533
Royal Caribbean Cruises Ltd.	59,904	2,840,648
Wendy’s Co. (The)	291,733	2,543,912
Wyndham Worldwide Corp.	111,424	8,210,835

		16,660,928

Household Durables – 0.6%
Mohawk Industries, Inc.(a)	28,581	4,255,711

Internet & Catalog Retail – 2.8%
Amazon.com, Inc.(a)	9,446	3,766,970
Expedia, Inc.	55,533	3,868,429
HomeAway, Inc.(a)	52,882	2,161,816
Liberty Ventures – Series A(a)	23,708	2,906,364
NetFlix, Inc.(a)	7,869	2,897,130
priceline.com, Inc.(a)	3,166	3,680,158
zulily, Inc. – Class A(a)	31,763	1,315,941

		20,596,808

Media – 8.5%
CBS Corp. – Class B	187,670	11,962,086
Charter Communications, Inc. – Class A(a)	9,915	1,355,975
Comcast Corp. – Class A	196,228	10,196,988
DISH Network Corp. – Class A(a)	67,507	3,910,005
Lamar Advertising Co. – Class A(a)	52,882	2,763,085
Liberty Media Corp.(a)	33,087	4,845,591
Lions Gate Entertainment Corp.	67,993	2,152,658
Time Warner Cable, Inc. – Class A	14,352	1,944,696
Time Warner, Inc.	135,137	9,421,752
Viacom, Inc. – Class B	66,497	5,807,848
Walt Disney Co. (The)	102,824	7,855,754

		62,216,438

Multiline Retail – 2.0%
Dollar General Corp.(a)	123,944	7,476,302
Macy’s, Inc.	140,868	7,522,351

		14,998,653

Specialty Retail – 2.6%
Home Depot, Inc. (The)	232,254	19,123,794

Textiles, Apparel & Luxury Goods – 1.1%
Fifth & Pacific Cos., Inc.(a)	91,300	2,927,991
PVH Corp.	36,884	5,016,962

		7,944,953

		152,528,165

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 13.7%
Capital Markets – 0.9%
Goldman Sachs Group, Inc. (The)	35,217	$6,242,566

Commercial Banks – 4.2%
US Bancorp	160,428	6,481,291
Wells Fargo & Co.	536,210	24,343,934

		30,825,225

Consumer Finance – 1.2%
American Express Co.	97,370	8,834,380

Diversified Financial Services – 3.9%
Berkshire Hathaway, Inc.– Class B(a)	58,649	6,953,425
Citigroup, Inc.	88,971	4,636,279
IntercontinentalExchange Group, Inc.	22,668	5,098,487
JPMorgan Chase & Co.	157,300	9,198,904
Moody’s Corp.	37,218	2,920,496

		28,807,591

Real Estate – 1.1%
Realogy Holdings Corp.(a)	164,689	8,147,165

Real Estate Investment Trusts (REITs) – 2.1%
American Tower Corp.	192,226	15,343,479

Thrifts & Mortgage Finance – 0.3%
Radian Group, Inc.	155,323	2,193,161

		100,393,567

Industrials – 8.8%
Aerospace & Defense – 1.9%
Boeing Co. (The)	30,011	4,096,202
Precision Castparts Corp.	12,120	3,263,916
United Technologies Corp.	55,579	6,324,890

		13,685,008

Air Freight & Logistics – 0.8%
FedEx Corp.	39,570	5,688,979

Airlines – 0.8%
Delta Air Lines, Inc.	216,081	5,935,745

Electrical Equipment – 1.1%
Eaton Corp. PLC	109,190	8,311,543

Industrial Conglomerates – 0.6%
Danaher Corp.	56,444	4,357,477

Road & Rail – 3.6%
Avis Budget Group, Inc.(a)	78,553	3,175,112
Canadian Pacific Railway Ltd.	34,788	5,264,120
Union Pacific Corp.	105,081	17,653,608

		26,092,840

		64,071,592

12	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 8.2%
Communications Equipment – 0.9%
QUALCOMM, Inc.	90,276	$6,702,993

Computers & Peripherals – 2.3%
Apple, Inc.	20,101	11,278,872
EMC Corp./MA	210,970	5,305,896

		16,584,768

Internet Software & Services – 3.1%
AOL, Inc.(a)	49,926	2,327,550
eBay, Inc.(a)	64,685	3,550,559
Facebook, Inc. – Class A(a)	64,251	3,511,960
Google, Inc. – Class A(a)	9,248	10,364,326
Yahoo!, Inc.(a)	76,829	3,106,965

		22,861,360

IT Services – 0.9%
QIWI PLC (Sponsored ADR)	49,502	2,772,112
Visa, Inc. – Class A	17,642	3,928,521

		6,700,633

Software – 1.0%
Microsoft Corp.	72,373	2,708,921
TiVo, Inc.(a)	340,268	4,464,316

		7,173,237

		60,022,991

Consumer Staples – 5.5%
Beverages – 0.7%
PepsiCo, Inc.	59,276	4,916,352

Food & Staples Retailing – 2.9%
CVS Caremark Corp.	133,510	9,555,311
Wal-Mart Stores, Inc.	98,433	7,745,693
Walgreen Co.	65,522	3,763,583

		21,064,587

Food Products – 0.7%
ConAgra Foods, Inc.	143,685	4,842,185

Household Products – 0.7%
Procter & Gamble Co. (The)	63,708	5,186,468

Personal Products – 0.5%
Herbalife Ltd.	51,616	4,062,179

		40,071,771

Health Care – 5.1%
Biotechnology – 1.0%
Celgene Corp.(a)	20,944	3,538,698
Gilead Sciences, Inc.(a)	49,932	3,752,390

		7,291,088

Health Care Providers & Services – 0.5%
HCA Holdings, Inc.(a)	30,656	1,462,598
UnitedHealth Group, Inc.	28,994	2,183,248

		3,645,846

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 3.6%
Actavis PLC(a)	54,086	$9,086,448
Allergan, Inc./United States	35,579	3,952,115
Johnson & Johnson	73,205	6,704,846
Pfizer, Inc.	216,109	6,619,419

		26,362,828

		37,299,762

Energy – 4.7%
Energy Equipment & Services – 0.9%
Schlumberger Ltd.	78,185	7,045,250

Oil, Gas & Consumable Fuels – 3.8%
Anadarko Petroleum Corp.	26,992	2,141,006
Antero Resources Corp.(a)	39,067	2,478,411
Chevron Corp.	50,000	6,245,500
EOG Resources, Inc.	24,149	4,053,168
Exxon Mobil Corp.	78,942	7,988,930
Kinder Morgan, Inc./DE	55,935	2,013,660
Valero Energy Corp.	53,368	2,689,747

		27,610,422

		34,655,672

Telecommunication Services – 2.0%
Diversified Telecommunication Services – 1.4%
Verizon Communications, Inc.	210,767	10,357,090

Wireless Telecommunication Services – 0.6%
Vodafone Group PLC (Sponsored ADR)	107,936	4,242,964

		14,600,054

Utilities – 0.4%
Multi-Utilities – 0.4%
DTE Energy Co.	41,230	2,737,260

Materials – 0.4%
Chemicals – 0.4%
Axiall Corp.	56,099	2,661,336

Total Common Stocks (cost $487,755,319)		509,042,170

INVESTMENT COMPANIES – 1.8%
Funds and Investment Trusts – 1.8%
Health Care Select Sector SPDR Fund	119,792	6,641,268
Market Vectors Oil Service ETF	131,524	6,322,359

Total Investment Companies (cost $12,979,419)		12,963,627

14	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 28.1%
Investment Companies – 28.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(b)* (cost $205,799,463)	205,799,463	$205,799,463

Total Investments Before Securities Sold – 99.5% (cost $706,534,201)		727,805,260

SECURITIES SOLD SHORT – (7.5)%
COMMON STOCKS – (4.3)%
Information Technology – (1.4)%
Internet Software & Services – (0.7)%
Akamai Technologies, Inc.(a)	(39,349)	(1,856,486)
Rackspace Hosting, Inc.(a)	(83,245)	(3,257,377)

		(5,113,863)

IT Services – (0.3)%
Accenture PLC	(29,270)	(2,406,579)

Semiconductors & Semiconductor Equipment – (0.4)%
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	(139,088)	(2,425,695)

		(9,946,137)

Energy – (0.8)%
Oil, Gas & Consumable Fuels – (0.8)%
Golar LNG Ltd.	(162,163)	(5,884,895)

Telecommunication Services – (0.7)%
Wireless Telecommunication Services – (0.7)%
Crown Castle International Corp.(a)	(71,357)	(5,239,745)

Materials – (0.6)%
Chemicals – (0.6)%
Potash Corp. of Saskatchewan, Inc.	(123,893)	(4,083,513)

Consumer Discretionary – (0.4)%
Hotels, Restaurants & Leisure – (0.1)%
Norwegian Cruise Line Holdings Ltd.(a)	(30,768)	(1,091,341)

Internet & Catalog Retail – (0.3)%
Ctrip.com International Ltd.(a)	(43,018)	(2,134,553)

		(3,225,894)

Industrials – (0.3)%
Industrial Conglomerates – (0.3)%
General Electric Co.	(83,891)	(2,351,465)

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – (0.1)%
Health Care Providers & Services – (0.1)%
Express Scripts Holding Co.(a)	(12,792)	$(898,510)

Total Common Stocks (proceeds $30,772,075)		(31,630,159)

INVESTMENT COMPANIES – (3.2)%
Funds and Investment Trusts – (3.2)%
CurrencyShares Euro ETF	(42,911)	(5,835,467)
CurrencyShares Japanese Yen ETF	(54,917)	(5,094,101)
Financial Select Sector SPDR Fund	(211,256)	(4,618,056)
iShares Russell 2000 Index Fund	(36,350)	(4,191,519)
SPDR S&P 500 ETF Trust	(20,699)	(3,822,484)

Total Investment Companies (proceeds $23,417,939)		(23,561,627)

Total Securities Sold Short (proceeds $54,190,014)		(55,191,786)

Total Investments, Net of Securities Sold Short – 92.0% (cost $652,344,187)		672,613,474
Other assets less liabilities – 8.0%		58,884,995

Net Assets – 100.0%		$731,498,469

*	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $500,734,738)	$522,005,797
Affiliated issuers (cost $205,799,463)	205,799,463
Cash	46,836,450
Receivable for investment securities sold	48,636,825
Receivable for capital stock sold	26,894,699
Dividends and interest receivable	460,805

Total assets	850,634,039

Liabilities
Payable for investment securities purchased	62,227,162
Payable for securities sold short, at value (proceeds received $54,190,014)	55,191,786
Advisory fee payable	879,545
Payable for capital stock redeemed	582,020
Dividends payable	103,205
Distribution fee payable	92,395
Administrative fee payable	30,718
Transfer Agent fee payable	1,074
Accrued expenses	27,665

Total liabilities	119,135,570

Net Assets	$731,498,469

Composition of Net Assets
Capital stock, at par	$122,793
Additional paid-in capital	703,766,094
Accumulated net investment loss	(1,777,851)
Accumulated net realized gain on investment and foreign currency transactions	9,118,151
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	20,269,282

$731,498,469

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$236,399,116	19,860,154	$11.90	*

C	$76,656,500	6,486,436	$11.82

Advisor	$391,856,067	32,822,060	$11.94

R	$117,771	9,918	$11.87

K	$11,903	1,000	$11.90

I	$26,457,112	2,216,722	$11.94

*	The maximum offering price per share for Class A shares was $12.43 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2013 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,468)	$1,804,075
Affiliated issuers	38,947	$1,843,022

Expenses
Advisory fee (see Note B)	2,707,997
Distribution fee—Class A	152,242
Distribution fee—Class C	157,036
Distribution fee—Class R	162
Distribution fee—Class K	14
Transfer agency—Class A	24,122
Transfer agency—Class C	7,123
Transfer agency—Advisor Class	38,066
Transfer agency—Class R	19
Transfer agency—Class K	3
Transfer agency—Class I	1,361
Custodian	168,523
Amortization of offering expenses	79,198
Registration fees	57,262
Administrative	30,718
Audit	23,543
Legal	17,926
Printing	8,570
Directors’ fees	2,827
Miscellaneous	5,837

Total expenses before expenses on securities sold short	3,482,549
Dividend expense on securities sold short	152,893
Broker fee	20,998
Interest expense	14,076

Total expenses	3,670,516
Less: expenses waived and reimbursed by the Adviser and Distributor (see Note B and C)	(71,999)

Net expenses		3,598,517

Net investment loss		(1,755,495)

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		16,230,078
Securities sold short		(851,111)
Foreign currency transactions		358
Net change in unrealized appreciation/depreciation of:
Investments		21,181,670
Securities sold short		(971,413)
Foreign currency denominated assets and liabilities		13

Net gain on investment and foreign currency transactions		35,589,595

Net Increase in Net Assets from Operations		$33,834,100

See notes to financial statements.

18	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2013 (unaudited)	December 12, 2012(a) to June 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(1,755,495)	$(141,661)
Net realized gain on investment and foreign currency transactions	15,379,325	2,253,828
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	20,210,270	59,012

Net increase in net assets from operations	33,834,100	2,171,179
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(2,681,474)	– 0	–
Class C	(914,791)	– 0	–
Advisor Class	(4,565,404)	– 0	–
Class R	(931)	– 0	–
Class K	(165)	– 0	–
Class I	(255,168)	– 0	–
Capital Stock Transactions
Net increase	626,643,644	77,267,479

Total increase	652,059,811	79,438,658
Net Assets
Beginning of period	79,438,658	– 0	–

End of period (including accumulated net investment loss of ($1,777,851) and ($22,356), respectively)	$731,498,469	$79,438,658

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of eight portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio and AllianceBernstein Select US Long/Short Portfolio (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select US Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. AllianceBernstein Select US Long/Short Portfolio commenced operations on December 12, 2012. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Select US Long/Short Portfolio (the “Fund”). The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. As of December 31, 2013, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class K shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

20	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	21

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

22	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2013:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$509,042,170		$	– 0	–	$	– 0	–	$509,042,170
Investment Companies	12,963,627			– 0	–		– 0	–	12,963,627
Short-Term Investments	205,799,463			– 0	–		– 0	–	205,799,463
Liabilities:
Common Stocks*	(31,630,159)			– 0	–		– 0	–	(31,630,159)
Investment Companies	(23,561,627)			– 0	–		– 0	–	(23,561,627)

Total Investments in Securities	672,613,474			– 0	–		– 0	–	672,613,474
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$672,613,474		$	– 0	–	$	– 0	–	$672,613,474

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	23

Notes to Financial Statements

developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

24	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $175,196 have been deferred and are being amortized on a straight line basis over a one year period starting from December 12, 2012 (commencement of the Fund’s operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.70% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.25%, 2.95%, 1.95%, 2.45%, 2.20% and 1.95%, of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until December 12, 2015. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before December 12, 2013. This fee waiver and/or expense reimbursement agreement may not be terminated before December 12, 2015. For the six months ended December 31, 2013, such waiver/reimbursement amounted to $46,626.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	25

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2013, the Adviser voluntarily agreed to waive such fees in the amount of $30,718.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $36,330 for the six months ended December 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $46,790 from the sale of Class A shares and received $-0- and $2,971 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and C shares, respectively, for the six months ended December 31, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2013 is as follows:

Market Value June 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)	Dividend Income (000)
$ 24,684	$285,242	$104,127	$205,799	$39

Brokerage commissions paid on investment transactions for the six months ended December 31, 2013 amounted to $560,040, of which $39,713 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to

26	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $562,239, $110 and $-0- for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

For the six months ended December 31, 2013, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $0.25 for Class A shares, limiting the effective annual rate to .25%.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2013, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 906,487,172	$478,083,255	$168,408,297	$118,714,306

During the six months ended December 31, 2013, there were no purchases or sales of U.S. Government Securities.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding written options transactions) are as follows:

Gross Unrealized		Net Unrealized Depreciation on Investments	Net Unrealized Depreciation on Securities Sold Short		Net Unrealized Appreciation/
Appreciation on Investments	Depreciation on Investments
$ 22,281,538	$(1,010,479)	$21,271,059	$(1,001,772	)(a)	$20,269,287

(a)	Gross unrealized appreciation was $106,477 and gross unrealized depreciation was $(1,108,249), resulting in net unrealized depreciation of $(1,001,772).

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	27

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended December 31, 2013.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

28	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Six Months Ended December 31, 2013 (unaudited)		December 12, 2012(a) to June 30, 2013		Six Months Ended December 31, 2013 (unaudited)			December 12, 2012(a) to June 30, 2013

Class A
Shares sold	18,008,901		2,288,399			$208,291,246		$25,170,097

Shares issued in reinvestment of distributions	190,990		– 0	–		2,244,133		– 0	–

Shares redeemed	(608,392)		(19,744)			(7,086,111)		(217,085)

Net increase	17,591,499		2,268,655			$203,449,268		$24,953,012

Class C
Shares sold	6,125,635		358,241			$70,371,994		$3,907,138

Shares issued in reinvestment of distributions	70,347		– 0	–		820,954		– 0	–

Shares redeemed	(62,027)		(5,760)			(709,712)		(62,897)

Net increase	6,133,955		352,481			$70,483,236		$3,844,241

Advisor Class
Shares sold	32,268,163		2,151,646			$372,774,957		$23,518,685

Shares issued in reinvestment of distributions	329,670		– 0	–		3,883,514		– 0	–

Shares redeemed	(1,921,160)		(6,259)			(22,345,450)		(68,465)

Net increase	30,676,673		2,145,387			$354,313,021		$23,450,220

Class R
Shares sold	4,223		5,630			$50,000		$60,002

Shares issued in reinvestment of distributions	65		– 0	–		766		– 0	–

Net increase	4,288		5,630			$50,766		$60,002

Class K
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Class I
Shares sold	2,335,129		2,495,000			$27,464,393		$24,950,002

Shares issued in reinvestment of distributions	13,922		– 0	–		163,994		– 0	–

Shares redeemed	(2,627,329)		– 0	–		(29,281,034)		– 0	–

Net increase (decrease)	(278,278)		2,495,000			$(1,652,647)		$24,950,002

(a)	Commencement of operations.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	29

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Short Sales Risk and Leverage Risk—The Fund may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Fund.) In contrast, the risk of loss from a long position is limited to the Fund’s investment in the long position, since its value cannot fall below zero. Short selling may be used as a form of leverage which may lead to higher volatility of the Fund’s NAV or greater losses for the Fund.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

30	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

NOTE G

Components of Accumulated Earnings (Deficit)

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,669,009
Accumulated capital and other losses	(1,116	)(a)
Unrealized appreciation/(depreciation)	(452,122	)(b)

Total accumulated earnings/(deficit)	$2,215,771	(c)

(a)	As of June 30, 2013, the Fund had a cumulative deferred loss on straddles of $1,116.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of unsettled short sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2013, the Fund did not have any capital loss carryforwards.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	31

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2013 (unaudited)	December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 10.92	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)(d)	(.07)	(.04)
Net realized and unrealized gain on investment and foreign currency transactions	1.22	.96

Net increase in net asset value from operations	1.15	.92

Less: Distributions
Distributions from net realized gain on investment transactions	(.17)	– 0	–

Net asset value, end of period	$ 11.90	$ 10.92

Total Return
Total investment return based on net asset value(e)	10.51%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$236,398	$24,783
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)^	2.36%	2.34%
Expenses, before waivers/reimbursements(f)^	2.41%	3.41%
Net investment loss(c)(d)^	(1.21)%	(.94)%
Portfolio turnover rate (excluding securities sold short)	198%	282%
Portfolio turnover rate (including securities sold short)	243%	321%

See footnote summary on page 38.

32	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2013 (unaudited)	December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 10.88	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.10)	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	1.21	.93

Net increase in net asset value from operations	1.11	.88

Less: Distributions
Distributions from net realized gain on investment transactions	(.17)	– 0	–

Net asset value, end of period	$ 11.82	$ 10.88

Total Return
Total investment return based on net asset value(e)	10.18%	8.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$76,657	$3,836
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)^	3.08%	3.06%
Expenses, before waivers/reimbursements(f)^	3.09%	3.53%
Net investment loss(c)^	(1.91)%	(1.62)%
Portfolio turnover rate (excluding securities sold short)	198%	282%
Portfolio turnover rate (including securities sold short)	243%	321%

See footnote summary on page 38.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2013 (unaudited)	December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 10.94	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)	(.02)
Net realized and unrealized gain on investment and foreign currency transactions	1.22	.96

Net increase in net asset value from operations	1.17	.94

Less: Distributions
Distributions from net realized gain on investment transactions	(.17)	– 0	–

Net asset value, end of period	$ 11.94	$ 10.94

Total Return
Total investment return based on net asset value(e)	10.67%	9.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$391,856	$23,466
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)^	2.07%	2.05%
Expenses, before waivers/reimbursements(f)^	2.09%	2.90%
Net investment loss(c)^	(.91)%	(.60)%
Portfolio turnover rate (excluding securities sold short)	198%	282%
Portfolio turnover rate (including securities sold short)	243%	321%

See footnote summary on page 38.

34	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2013 (unaudited)	December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 10.91	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.07)	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	1.20	.96

Net increase in net asset value from operations	1.13	.91

Less: Distributions
Distributions from net realized gain on investment transactions	(.17)	– 0	–

Net asset value, end of period	$ 11.87	$ 10.91

Total Return
Total investment return based on net asset value(e)	10.33%	9.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$118	$61
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)^	2.54%	2.52%
Expenses, before waivers/reimbursements(f)^	2.73%	4.30%
Net investment loss(c)^	(1.44)%	(1.06)%
Portfolio turnover rate (excluding securities sold short)	198%	282%
Portfolio turnover rate (including securities sold short)	243%	321%

See footnote summary on page 38.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2013 (unaudited)	December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 10.92	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.07)	(.06)
Net realized and unrealized gain on investment and foreign currency transactions	1.22	.98

Net increase in net asset value from operations	1.15	.92

Less: Distributions
Distributions from net realized gain on investment transactions	(.17)	– 0	–

Net asset value, end of period	$ 11.90	$ 10.92

Total Return
Total investment return based on net asset value(e)	10.51%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)^	2.29%	2.28%
Expenses, before waivers/reimbursements(f)^	2.46%	4.59%
Net investment loss(c)^	(1.18)%	(.95)%
Portfolio turnover rate (excluding securities sold short)	198%	282%
Portfolio turnover rate (including securities sold short)	243%	321%

See footnote summary on page 38.

36	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2013 (unaudited)	December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 10.93	$10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)	(.04)
Net realized and unrealized gain on investment and foreign currency transactions	1.23	.97

Net increase in net asset value from operations	1.18	.93

Less: Distributions
Distributions from net realized gain on investment transactions	(.17)	– 0	–

Net asset value, end of period	$ 11.94	$ 10.93

Total Return
Total investment return based on net asset value(e)	10.77%	9.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,457	$27,282
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)^	2.03%	2.02%
Expenses, before waivers/reimbursements(f)^	2.39%	4.32%
Net investment loss(c)^	(.93)%	(.70)%
Portfolio turnover rate (excluding securities sold short)	198%	282%
Portfolio turnover rate (including securities sold short)	243%	321%

See footnote summary on page 38.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	37

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Net of fees and expenses waived by the Distributor.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest expenses and expenses on securities sold short:

	Six Months Ended December 31, 2013 (unaudited)	December 12, 2012(a) to June 30, 2013
Class A
Net of waivers/reimbursements^	2.25%	2.25%
Before waivers/reimbursements^	2.29%	3.32%
Class C
Net of waivers/reimbursements^	2.95%	2.95%
Before waivers/reimbursements^	2.96%	3.42%
Advisor Class
Net of waivers/reimbursements^	1.95%	1.95%
Before waivers/reimbursements^	1.97%	2.80%
Class R
Net of waivers/reimbursements^	2.45%	2.45%
Before waivers/reimbursements^	2.64%	4.23%
Class K
Net of waivers/reimbursements^	2.20%	2.20%
Before waivers/reimbursements^	2.37%	4.52%
Class I
Net of waivers/reimbursements^	1.95%	1.95%
Before waivers/reimbursements^	2.30%	4.24%

^	Annualized.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kurt A. Feuerman(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc 1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Mr. Kurt A. Feuerman.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	39

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Select US Long/Short Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The investment objective of the Portfolio is long-term growth of capital. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities of U.S. companies, short positions in such securities, cash and cash equivalents. The Portfolio’s investments will be focused on securities of companies with medium and large market capitalizations, although it will be permitted to invest in securities of small-cap companies. At any given time, the Portfolio may emphasize growth stocks over value stocks, or vice versa. The Portfolio intends to limit its investment in non-U.S. companies to no more than 10% of its net assets. Under normal circumstances, the net long exposure of the Portfolio will range between 30% and 70%. The Portfolio will seek to minimize the variability of Portfolio returns through industry diversification by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. The Portfolio may engage in relatively frequent trading. The Portfolio may also utilize derivatives and invest in shares of ETFs. The Adviser proposed the S&P 500 Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper to place the Portfolio in its Long/Short Equity category and Morningstar to place Portfolio in its U.S. Open-End Long/Short category.

1	It should be noted that the information in the fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

40	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Portfolio
170 bp (flat)	Select US Long/Short Portfolio[4]

3	Jones v. Harris at 1427.

4	The proposed advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Specialty category, in which the Portfolio would have been categorized had the Adviser proposed to implement either of the NYAG related fee schedule. The advisory fee schedule for the Specialty category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, 60 bp on the balance.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	41

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first three years of operations. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps and the aggregate reimbursements do not exceed the offering expenses. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[5]		Fiscal Year End
Select US Long/Short Portfolio	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	2.00 2.25 3.00 1.45 2.25 2.00 2.25 2.00	% % % % % % % %	2.07 2.32 3.09 2.74 2.43 2.10 2.25 2.00	% % % % % % % %	June 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since

5	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

42	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 Set forth in the table below is the advisory fee schedules of Institutional Select US Equity Long/Short.7

Portfolio	Initial Estimated Net Assets ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule
Select US Long/Short Portfolio	$250.0	Select US Equity Long/Short 1.00% plus 20% performance fee subject to high water mark Minimum Account Size: $75 m

The Adviser manages AllianceBernstein Cap Fund, Inc. – Select US Equity Portfolio (“Select US Equity Portfolio”), a retail mutual fund that has a similar investment style as the Portfolio, but is not permitted to engage or maintain any short positions. Set forth below are Select US Equity Portfolio’s advisory fee schedule

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	43

and what would have been the advisory fee schedule of the Portfolio had Select US Equity Portfolio’s advisory fee schedule been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $250 million:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)	Difference (%)
Select US Long/Short Portfolio	Select US Equity Portfolio	1.00% of average daily net assets.	1.000%	1.700%	0.700%

The difference in the advisory fee charged to Select US Equity Portfolio and the Portfolio is 70 basis points, which may be attributed to the Portfolio’s ability to engage or maintain a short position since the Portfolio’s equity security selection process is substantially the same as Select US Equity Portfolio.

The Adviser manages a Delaware limited liability company, AllianceBernstein Select Equity LLC (“Select Equity LLC”), and a British Virgin Islands entity, AllianceBernstein Select Equity LP (“Select Equity LP”), that each serve as a feeder to the same master fund. These private funds have a substantially similar investment strategy as the Portfolio.

Portfolio	Private Funds	Advisory Fee Schedule
Select US Long/Short Portfolio	Select US Equity LLC	1.00% plus 20% performance fee subject to high water mark

	Select US Equity LP	1.00% plus 20% performance fee subject to high water mark

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a substantially similar investment style as the proposed Portfolio:

Portfolio	Luxembourg Fund	Fee (%)
Select US Long/Short Portfolio	Select Absolute Alpha Portfolio Class A shares	1.80% plus 20% performance fee subject to high water mark

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

44	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)9 and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Select US Long/Short Portfolio	1.700	1.431	13/16

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	45

same investment classification/objective and load type as the subject Portfolio.12 The Portfolio’s total expense ratio excluding 12b-1/non-12b-1 service fees are also shown since some of the Portfolio’s EG and EU peers are no load funds without a 12b-1/non-12b-1 service fee.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Select US Equity Long/Short Portfolio	2.250	1.717	13/16	1.899	33/45
excluding 12b-1/non-12b-1 service fees[14]	2.000	1.417	13/16	1.649	33/45

Based on this analysis, the Portfolio has equally favorable rankings on a total expense ratio and a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

14	When excluding 12b-1/non-12b-1 services fees, the EG and EU medians decreased even greater than the Portfolio due to several peers in the EG and EU having a 12b-1/non-12b-1 service fee higher than 25 basis points.

46	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent, distribution and brokerage related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser will benefit from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

After the Portfolio commences operations, it may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	47

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

48	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser did provide to the Board of Directors the calendar year performance from 2000 through 2012 of the Adviser’s Select US Long/Short composite, which incorporated the historical performance of the Adviser’s Select US Long/Short private and Luxembourg funds. In this regard, for each calendar year from 2000 through the 2008, the composite outperformed the S&P500 Stock Index except for 2003 and 2006. However, the composite underperformed the S&P500 Stock Index for each calendar year from 2009 through 2012.

CONCLUSION:

The proposed advisory fee for the Portfolio is higher than the EG median by 26.9 basis points; the Portfolio ranks 13/16 in terms of contractual management fees. The proposed total expense ratio for the Portfolio is higher than the EG and EU medians by 53.3 and 35.1 basis points, respectively; the Portfolio ranks 13/16 and 33/45 among the Portfolio’s EG and EU peers, respectively.

Based on the factors discussed above, the Senior Officer recommended that the Board of Directors consider asking the Adviser to reduce the proposed advisory fee, add breakpoints to the Portfolio’s advisory fee schedule, and address the Portfolio’s high total expenses. The Senior Officer also recommended that the Board of Directors may want to consider implementing an advisory fee schedule with an incentive fee structure. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	49

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

50	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	51

NOTES

52	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SULS-0152-1213

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 24, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 24, 2014